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                                  EXHIBIT 23.1

                         CONSENT OF PRICE WATERHOUSE LLP


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We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8 of our report dated January 15, 1998 which appears on page F-2 of Media Arts Group, Inc.'s Registration Statement on Form S-1 dated February 19, 1998.

/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP
San Jose, California
April 30, 1998


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